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                                                         EXHIBIT 10.10
                                                         -------------
November 30, 1992


FAX:   011-813 3960-2141

Dr. Tadashi Obara
Diagnostic R&D Department
Clinical Development Division
Yamanouchi Pharmaceutical Co., Ltd.
No. 1-6 Azusawa 1-chome Itabashi-ku
Tokyo 174, Japan

Dear Dr. Obara:

In accordance with our Development and Supply Agreement of September 1991, Paragraph 3.1 as well as our letter agreement of July 27, 1992, Matritech and Yamanouchi hereby agree to extend the estimated completion time for the 1st
                                                                         --
antibody pair until June 30, 1993. As before, the Estimated Completion Time for subsequent milestones will be extended at six month intervals beyond the 1st
                                                                          --
antibody pair. This includes both those in paragraphs (2) and (3) of Schedule A, III.

Very sincerely,



Stephen D. Chubb
president & Chief Executive Officer

SDC:bjr(4014)

Agreed  /s/ Tadashi Obara
        -----------------
          Tadashi Obara, Ph.D.
          Director, Diagnostic R&D Department
          Clinical Development Division
          YAMANOUCHI PHARMACEUTICAL CO., LTD.